CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bio Solutions Manufacturing, Inc. (the "Company") on Form 10-Corporation for the fiscal year ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patricia M. Spreitzer Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of theSecurities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, thefinancial condition and results of operations of the Company.

Dated: March 2, 2006	/s/Patricia M. Spreitzer
By: Patricia M. Spreitzer
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bio Solutions Manufacturing, Inc. and will be retained by Bio Solutions Manufacturing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.